SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2002


                         PROVIDIAN FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                    1-12897                      94-2933952
 ----------------------     -------------------------     ----------------------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     Providian Financial Corporation's managed net credit loss rate for the month ended July 31, 2002 and its 30+ day managed delinquency rate as of July 31, 2002 are presented in the table below.

  Managed Net Credit Loss Rate (1)          30+ Day Managed Delinquency Rate (1)
 --------------------------------           -----------------------------------
    (Annualized) (Unaudited)                          (Unaudited)

             16.71%                                      10.49%

     (1)  Calculations  exclude SFAS No. 133 market value adjustments.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PROVIDIAN FINANCIAL CORPORATION
                                                         (Registrant)


Date: August 15, 2002                           By: /s/ Daniel Sanford
                                                    ----------------------------
                                                    Daniel Sanford
                                                    Senior Vice President and
                                                    Controller